Investor Presentation

2020Y

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Company Profile

2020Y Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$56.2 million (as of 12/31/2020)
Price / TBV[1]	93.2% (as of 12/31/2020)
Assets	$647.3 Million
Loans, net	$476.7 Million
Deposits	$580.6 Million
Shareholders' Equity	$60.3 Million
NPAs[2] / Assets	0.19%
Leverage Ratio (Company)	9.26%
Leverage Ratio (Bank)	9.09%
Shares Outstanding	3,119,471
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com

[1] TBV = Tangible Book Value
[2] NPA = Nonperforming Assets


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 12/31/2020

PRIME MERIDIAN HOLDING COMPANY

2020Y Investment Considerations

Financial	✓ Portfolio loan growth, excluding PPP loans, up 22.1% over 2019 ✓ Mortgage revenue, net of costs, up 28.2% over 2019 ✓ Strategically managing cost of funds, deposit costs down 32 basis points (bp) year-over-year
Credit Quality	✓ Corporate banking style underwriting philosophy within community banking model ✓ Conservative risk culture and disciplined credit process. Nonperforming Assets (NPAs) down 51.7% from prior year ✓ Long history of strong asset quality. NPAs/Total Assets of 0.19% at 12/31/2020[1]
Capital and Liquidity	✓ Tier 1 Leverage of 9.09% ✓ Tangible book value per share of $19.32, up 10.3% from a year ago ✓ Current liquidity position provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

[1] Source: internal company documents as of 12/31/2020

Profile | Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.

Vice Chairman, President and Chief Executive Officer
Age: 51 | 24 years banking experience (13 years with PMB)



Chris L. Jensen, Jr.

Executive Vice President and Chief Lending Officer
Age: 64 | 42 years banking experience (13 years)



Susan Payne Turner

Executive Vice President and Chief Risk Officer
Age: 54 | 39 years banking experience (8 years)



Monté L. Ward

Executive Vice President and Chief Information Officer
Age: 39 | 17 years experience in banking and information security (10 years)



Clint F. Weber

Executive Vice President and Chief Financial Officer
Age: 39 | 17 years banking and credit experience (8 years)

Company Personnel

- ✓ **Employees, Management and Director Ownership: 23.5%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 39.9%**
- ✓ **Average Age**
  - Entire Team[(1)] 41.0
  - Executive Officers 49.4
  - All Officers 47.3

(1) 90 Full-Time Equivalents (FTEs)

Data as of 12/31/2020

PRIME MERIDIAN HOLDING COMPANY

CORPORATE CULTURE

Who we are. What we stand for.

MISSION	*Building bankers to serve our clients and community in order to optimize shareholder value.*
PURPOSE	*Banking done right, right away.*
CORE VALUES	• ***Passion*** *– level of intense excellence and commitment beyond simply meeting requirements* • ***Grace*** *– high level of service with courtesy and compassion* • ***Integrity*** *– doing the right thing because it's the right thing to do* • ***Tenacity*** *– culture of looking at new ideas, tackling challenges and overcoming obstacles* • ***Accountability*** *– personally accepting full and ultimate responsibility as well as holding one another accountable*

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

BEST 50 OTCQX 2018

Ranked #19 on the OTCQX Best 50: the top performing companies on the OTCQX Best Market based on 2017 total return and growth in average daily dollar volume

SEMINOLE 100

2018, 2019, 2020, 2021
Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

Tallahassee Magazine's 2020 BEST of Tallahassee

Voted by readers of Tallahassee Magazine
2018, 2020

BAUERFINANCIAL

5 Star Rating
42 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

AMERICAN BANKER
BEST BANKS TO WORK FOR 2020
Annually since 2015

NET INTEREST DRIVERS

(dollars in millions and represents actual period-ending balance)

Average Securities Yield



2.39%
2.42%
2.52%
1.94%
1.78%
$61.3
$71.0
$66.9
$61.1
$61.9
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20

Average Loan Yield



5.04%
4.95%
4.76%
4.73%
4.64%
$337.7
$362.4
$361.1
$383.2
$409.9
Q4-19
Q1-20
Q2-20 Adjusted(1)
Q3-20 Adjusted(1)
Q4-20 Adjusted(1)

Loans

Loans (Adjusted)[1]

Securities

[1] See Non-GAAP Reconciliation on Page 25

Average Cost of Interest-Bearing Liabilities



1.13%
1.04%
0.74%
0.71%
0.61%
$342.7
$368.1
$390.0
$404.8
$418.6
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20

Average Cost of Funds



0.87%
0.81%
0.55%
0.51%
0.44%
$96.8
$106.2
$146.5
$150.5
$162.0
$342.7
$368.1
$390.0
$404.8
$418.6
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

BUILDING FRANCHISE VALUE

Total Assets (in millions)


CAGR – 21.5%
$244
$304
$347
$402
$501
$647
2015
2016
2017
2018
2019
2020

Total Loans (in millions)


CAGR – 20.3%
$189
$225
$253
$293
$338
$477
2015
2016
2017
2018
2019
2020

Total Deposits (in millions)


CAGR – 21.7%
$218
$275
$298
$349
$438
$581
2015
2016
2017
2018
2019
2020

Cost of Funds (percent)


0.35
0.33
0.41
0.70
0.89
0.56
2015
2016
2017
2018
2019
2020

CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 19.1%
$25
$27
$47
$51
$56
$60
2015
2016
2017
2018
2019
2020

Net income (in thousands)



$1,704
$2,220
$2,817
$4,042
$3,542
$4,458
2015
2016
2017
2018
2019
2020

Book Value Per Share



CAGR – 8.9%
$12.62
$13.51
$15.06
$16.19
$17.51
$19.32
2015
2016
2017
2018
2019
2020

Earnings Per Share



$0.88
$1.12
$1.04
$1.29
$1.12
$1.42
2015
2016
2017
2018
2019
2020

CAGR = compound annual growth rate. Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Disciplined Credit Processes
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 12/31/2020

✓ Secured Legal Limit – Bank	$ 14,450
✓ Secured Legal Limit – Consolidated	$ 14,713
✓ Secured In-House Limit	$ 6,000
✓ Top 20 Relationships	$ 114,943

STRUCTURE

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Bi-weekly Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS

- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY

- Ongoing review of and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

CRE Commitments & Exposure

(dollars in thousands)

✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$**	**63,245**
Total Loans	**$**	**483,913**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	47,518	$	71,519	113.08 %	9.82 %
Multifamily		20,651		21,248	32.65 %	4.27 %
Nonfarm Nonresidential		130,334		133,295	206.08 %	26.93 %
Less: Improved Owner-Occupied CRE		(64,591)		(66,448)	(102.13) %	(13.35) %
Total - Bank	**$**	**133,912**	**$**	**159,614**	**252.37 %**	**27.67 %**
Total - Consolidated	**$**	**133,912**	**$**	**159,614**	**248.24 %**	**27.67 %**

Source: internal company documents as of 12/31/2020

LOAN PORTFOLIO

- ✓ Total net loans of **$476.7** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its composite mix of Commercial Loans at 15% of total loans

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	133,473
Residential Real Estate and HELOC		158,120
Construction		44,466
Total Real Estate Mortgage		336,059
Commercial		74,768
PPP		66,774
Consumer and Other		6,312
Total Loans		483,913
Deferred Loan Fees, Net		(1,160)
Less: ALLL		(6,092)
Loans, Net	**$**	**476,661**

Source: internal company documents as of 12/31/2020



Loan Portfolio Composite Comparison
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
28%
28%
28%
32%
33%
40%
41%
37%
9%
10%
11%
11%
14%
15%
20%
18%
17%
1%
2%
2%
3%
December 31, 2020
December 31, 2019
December 31, 2018
December 31, 2017
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

RESIDENTIAL LOAN PORTFOLIO

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	89,694
1-4 Non-Owner-Occupied		45,795
Multifamily		22,631
Total	**$**	**158,120**

Source: internal company documents as of 12/31/2020



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
57%
58%
58%
61%
29%
26%
27%
24%
14%
16%
15%
15%
December 31, 2020
December 31, 2019
December 31, 2018
December 31, 2017
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

Residential Loan Portfolio Composite Comparison

CORE FUNDING

- ✓ Company's deposit franchise is comprised of **28%** noninterest-bearing deposits
- ✓ Year-to-date Cost of Funds of **0.56%** is in line with the Company's Southeast peers[1] and is a key driver of franchise value

Deposits (in thousands)

Noninterest-Bearing	$ 162,013
Money Market Accounts	239,052
NOW	104,395
Savings	18,700
Time Deposits	56,432
Total	**$ 580,592**

Source: internal company documents as of 12/31/2020

[1] Southeast Peers: a peer group of 26 publicly traded banks in AL, FL, GA, MS, NC, SC, TN, VA, WV with total assets between $400-750 million for the quarter ended 12/31/2020.



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
28%
41%
18%
3%
10%
22%
43%
17%
3%
15%
23%
49%
13%
3%
12%
26%
51%
13%
3%
7%
December 31, 2020
December 31, 2019
December 31, 2018
December 31, 2017
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

NONPERFORMING LOANS BY TYPE

- ✓ NPAs excluding restructured loans to total assets decreased to 0.19% at 12/31/2020 compared to 0.25% at 09/30/2020 and 0.52% at 12/31/2019
- ✓ ALLL(1) / Total loans ratio of 1.46%(2)(3)
- ✓ ALLL(1) / Nonperforming Loans (NPL) ratio of 487%(2)

(1) ALLL = Allowance for Loan Losses
(2) Includes $179,000 of specific reserves and $559,000 in unallocated reserves
(3) Excludes $66.8MM in PPP Loans

Nonperforming Assets (in thousands)

Residential & Home Equity	$ 666
Commercial	585
Total Nonperforming Loans	1,251
Total Nonperforming Assets	**$ 1,251**



NPA
Composition
as of 12/31/20
Commercial
47%
Residential &
Home Equity
53%

Source: internal company documents as of 12/31/2020

Deposit Market Share

Institution (ST)	Type	2020 Rank		2019 Rank	2020 Total Market Share (%)	2019 Total Market Share (%)	YoY Deposit Growth 2020 (%)	5-Year Deposit CAGR 2020 (%)
Leon, FL								
Truist Bank (NC)	Bank	1	-	1	24.21	27.95	(4.83)	6.54
Wells Fargo Bank NA (SD)	Bank	2	-	2	15.72	15.33	12.66	17.33
Capital City Bank (FL)	Bank	3	-	3	13.95	13.68	11.97	9.02
Bank of America NA (NC)	Bank	4	-	4	13.22	12.78	13.58	9.05
Regions Bank (AL)	Bank	5	-	5	6.66	5.01	45.85	11.87
Prime Meridian Bank (FL)	**Bank**	**6**	▲	**7**	**5.46**	**4.58**	**31.09**	**17.45**
Hancock Whitney Bank (MS)	Bank	7	▼	6	4.96	4.67	16.82	13.95
First A National Banking Association (MS)	Bank	8	▲	10	4.45	4.79	1.89	3.40
Synovus Bank (GA)	Bank	9	▼	8	4.43	4.44	9.55	6.64
Centennial Bank (AR)	Bank	10	▼	9	3.99	3.77	16.43	0.93
Polk, FL								
Prime Meridian Bank (FL)	**Bank**	**16**	-	**16**	**0.23**	**0.08**	**215.49**	-
Wakulla, FL								
Centennial Bank (AR)	Bank	1	-	1	66.53	62.42	43.86	30.16
Prime Meridian Bank (FL)	**Bank**	**2**	-	**2**	**13.06**	**13.55**	**30.09**	-
Ameris Bank (GA)	Bank	3	-	3	12.15	14.77	11.07	2.79
Capital City Bank (FL)	Bank	4	-	4	8.26	9.25	20.47	9.36

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2020 and 2019 and other data in this table are pro forma for all acquisitions announced after June 30, 2020 and up to including the date of this table (September 22, 2020).

Appendix I | PORTFOLIO EXPOSURE RELATED TO COVID-19

PPP: A Generational Catalyst for Growth

PPP Loan Relationships Accelerate Bank's Growth in Assets, Future Earnings Potential

FUNDS DISBURSED
$82.8
(in millions)

AVERAGE ALL PPP LOANS
$90.9
(in thousands)

The Bank's culture of adapting to change manifested itself in a positive way through the many stages of COVID-19 lockdowns which began late in Q1 2020. Though there was no known plan in place by the U.S. Treasury or Small Business Administration (SBA) the Bank's team came together to create its own application and processing protocols to speed up the PPP application and approval process with clients (and later non-clients) in a way that few other community banks were able to replicate.

The team's nimbleness – and the emphasis on communication with clients – was unmatched by many larger banks. The Prime Meridian Bank team earned a reputation – even among competitors – that it could get PPP done.

The PPP program thus became a once-in-a-generation event for the Bank and a significant catalyst for current and future growth.


Client & PPP Recipient
Non-Client PPP Recipient/ Prospect
TOTAL SBA LOAN ORIGINATIONS
911
497
270
144

New Relationship Client from PPP

Of the 911 PPP loans originated, 414 were to non-clients. As of 12/31/2020, 144 of these loan recipients have become new clients of the Bank.

Source: PPP funding data from internal company documents as of 12/31/2020

PPP Loans by Industry and Average PPP Loan Value

PPP Loans by Industry

($ in thousands)

Category	Total Balance	Avg Loan Balance	Percent of Total
Hospitality	$ 5,263	$ 67	7.9 %
Real Estate Services and Construction	10,155	63	15.2
Wholesale and Retail Trade and Manufacturing	9,193	82	13.7
Financial, Professional, and Information Services	17,807	97	26.7
Administrative, Religious and Other Services	15,218	85	22.8
Healthcare Services	9,138	147	13.7
TOTAL	**$ 66,774**	**$ 86**	**100.0 %**

Source: Internal company documents as of 12/31/2020

Number of PPP Loans and Average Loan Value



49.5% [1]
423
23.3% [1]
227
13.2% [1]
103
9.1% [1]
71
4.9% [1]
38
Less than $25K
$25K to $75K
$75K to $150K
$150K to $350K
$350K+

	Less than $25K	$25K to $75K	$75K to $150K	$150K to $350K	$350K+
TOTAL	$4,699,983	$7,953,858	$10,805,217	$16,163,090	$27,152,047
AVERAGE	12,208	43,944	104,905	227,649	714,528

[1] Percentage of total PPP loans

COVID-19 Active Loan Deferral Requests

($ in thousands)

Collateral or Loan Type	Number of Loans Modified	Dollar Amount Loans Modified	Average Balance Loans Modified	Cumulative Interest Only 3 Months	Cumulative Interest Only 6-12 Months	Cumulative Payment Deferral 9 Months	Weighted Average LTV Loans Modified	Percent of Total Loan Collateral or Type
1-4 family owner occupied	2	$ 1,470	$ 735	$ -	$ -	$ 1,470	68.9%	43.7%
1-4 family non-owner occupied	-	-	-	-	-	-	-	-
CRE owner occupied	3	1,186	395	-	1,186	-	50.5	35.2
CRE non-owner occupied	-	-	-	-	-	-	-	-
Commercial & industrial	-	-	-	-	-	-	-	-
Construction/Land	1	711	711	-	711	-	21.6	21.1
Consumer	-	-	-	-	-	-	-	-
Total	**6**	**$ 3,367**	**$ 561**	**$ -**	**$ 1,897**	**$ 1,470**	**-**	**100.0%**

Source: Internal company documents as of 12/31/2020

COVID-19 Loan Modifications – Change from 2020Q3

($ in thousands)

Collateral or Loan Type	Number of Loans Modified	Dollar Amount Loans Modified	Average Balance Loans Modified	Cumulative Interest Only 3 Months	Cumulative Interest Only 6-12 Months	Cumulative Payment Deferral 9 Months
1-4 Family Owner-Occupied	-	$ 2	$ 1	$ -	$ -	$ 2
1-4 Family Non-Owner-Occupied	-	-	-	-	-	-
CRE Owner-Occupied	1	154	-121	-241	1,186	-791
CRE Non-Owner-Occupied	-1	-1,737	-1,737	-	-1,737	-
Commercial & Industrial	-1	-43	-43	-43	-	-
Construction/Land	-	-1	-1	-	-1	-
Consumer	-1	-18	-18	-	-18	-
Total	**-2**	**$ -1,643**	**$ -65**	**$ -284**	**$ -570**	**$ -789**

Source: Internal company documents as of 12/31/2020

Appendix II | TABLES

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	4Q'20	3Q'20	2Q'20	1Q'20	4Q'19
Net Income					
Net earnings (GAAP)	$ 1,541	$ 1,481	$ 720	$ 716	$ 947
Plus: provision for loan losses	365	621	1,227	636	546
Plus: income taxes	394	464	217	220	257
PTPP net earnings (non-GAAP)	$ 2,300	$ 2,566	$ 2,164	$ 1,572	$ 1,750
Earnings per Share EPS					
Weighted average common shares, diluted	3,119,058	3,117,680	3,116,370	3,185,558	3,195,793
EPS, diluted (GAAP)	$ 0.50	$ 0.47	$ 0.23	$ 0.22	$ 0.29
PTPP EPS, diluted (non-GAAP)	$ 0.74	$ 0.82	$ 0.69	$ 0.49	$ 0.55
Return on Average Assets (ROAA)					
Average assets	$ 635,127	$ 618,854	$ 616,670	$ 510,233	501,878
ROAA (GAAP)	0.97%	0.96%	0.47%	0.56%	0.75%
PTPP ROAA (non-GAAP)	1.45%	1.66%	1.40%	1.23%	1.39%
Return on Average Equity					
Average equity	$ 59,028	$ 57,679	$ 56,563	$ 56,253	$ 55,340
ROAE (GAAP)	10.44%	10.27%	5.09%	5.09%	6.84%
PTPP ROAE (non-GAAP)	15.59%	17.80%	15.30%	11.18%	12.65%

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized. Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	4Q'20	3Q'20	2Q'20	1Q'20	4Q'19
Adjusted Average Loan Yield:					
Loans, excluding loan held for sale	$ 476,661	$ 465,642	$ 442,574	$ 362,436	$ 337,710
Less PPP loans	(66,774)	(82,412)	(81,451)	-	-
Adjusted loans, excluding loans held for sale and PPP (non-GAAP)	$ 409,887	$ 383,230	$ 361,123	$ 362,436	$ 337,710
Average loans, excluding loans held for sale	$ 477,570	$ 459,984	$ 427,902	$ 352,921	$ 329,980
Less average PPP loans	(77,367)	(82,132)	(62,086)	-	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 400,203	$ 377,852	$ 365,816	$ 352,921	$ 329,980
Interest on loans, excluding loans held for sale	5,445	5,000	4,745	4,363	4,160
Less interest income and earned fee income on PPP loans	(803)	(530)	(392)	-	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 4,642	$ 4,470	$ 4,353	$ 4,363	$ 4,160
Average loan yield, excluding loans held for sale (GAAP)	4.56%	4.35%	4.44%	4.95%	5.04%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.64%	4.73%	4.76%	-	-

Source: Internal company documents and documents filed with SEC.

Non-GAAP Measures and Ratio Reconciliation
Pre-Tax Pre-Provision Calculation (Unaudited)

(dollars in thousands except per share amounts)

	For the Year Ended	
	December 31, 2020	December 31, 2019
Net Income		
Net earnings (GAAP)	$ 4,458	$ 3,542
Plus: provision for loan losses	2,850	1,131
Plus: income taxes	1,295	1,092
PTPP net earnings (non-GAAP)	$ 8,603	$ 5,765
Earnings per Share EPS		
Weighted average common shares, diluted	3,134,124	3,159,635
EPS, diluted (GAAP)	$ 1.42	$ 1.12
PTPP EPS, diluted (non-GAAP)	$ 2.74	$ 1.82
Return on Average Assets (ROAA)		
Average assets	$ 595,363	$ 456,797
ROAA (GAAP)	0.75%	0.78%
PTPP ROAA (non-GAAP)	1.45%	1.26%
Return on Average Equity (ROAE)		
Average equity (GAAP)	$ 57,386	$ 53,172
ROAE (GAAP)	7.77%	6.66%
PTPP ROAE (non-GAAP)	14.99%	10.84%

Strong Record of Pre-tax Pre-provision (PTPP) Performance (Non-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)


$2,981
$3,861
$4,808
$5,853
$5,765
$8,603
2015
2016
2017
2018
2019
2020

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)


$1.52
$1.94
$1.77
$1.87
$1.82
$2.74
2015
2016
2017
2018
2019
2020

PTPP Return on Average Assets (Non-GAAP) %


1.30
1.40
1.45
1.54
1.26
1.45
2015
2016
2017
2018
2019
2020

PTPP Return On Common Equity (Non-GAAP) %


12.52
14.80
12.24
12.21
10.84
14.99
2015
2016
2017
2018
2019
2020

ROAA non-GAAP is calculated as PTPP / Average Assets. ROTCE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Tangible Common Equity.
Source: Internal company documents and documents filed with SEC.

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	4Q'20	3Q'20	2Q'20	1Q'20	4Q'19
Per Share Data:					
Earnings per common share - Basic	$ 0.50	$ 0.47	$ 0.23	$ 0.22	$ 0.29
Earnings per common share - Diluted	$ 0.50	$ 0.47	$ 0.23	$ 0.22	$ 0.29
Book value per common share	$ 19.32	$ 18.81	$ 18.30	$ 17.88	$ 17.51
Common shares outstanding	3,119,471	3,117,842	3,116,499	3,115,334	3,191,288
Weighted-average basic common shares outstanding	3,119,058	3,117,623	3,116,307	3,183,857	3,190,933
Weighted-average diluted common shares outstanding	3,119,058	3,117,680	3,116,370	3,185,558	3,195,793
Selected Performance Ratios and Other Data:					
Return on average assets(1)	0.97%	0.96%	0.47%	0.56%	0.75%
Return on average equity(1)	10.44	10.27	5.09	5.09	6.84
Average yield on earning assets	3.84	3.66	3.59	4.17	4.17
Net interest margin(2)	3.43	3.18	3.07	3.42	3.36
Efficiency ratio(3)	60.03	51.72	56.57	65.14	60.40
Noninterest expense/average assets(1)	2.18	1.78	1.83	2.30	2.13
Asset Quality Data:					
Nonaccrual loans	$ 1,251	$ 1,315	$ 1,756	$ 2,244	$ 2,591
Loans 90 days past due + other real estate owned	-	234	234	787	-
Total nonperforming assets	1,251	1,549	1,990	3,031	2,591
Nonperforming assets/total assets	0.19%	0.25%	0.33%	0.57%	0.52%
Loans 30-89 days past due	$ 731	$ -	$ 5	$ 3,029	$ 743
Total loans, net of held-for-sale loans	483,913	473,089	449,667	366,627	341,625
Loans 30-89 days past due / total loans	0.15%	0.00%	0.00%	0.83%	0.22%
Net charge-offs / average loans (1)	0.09%	0.03%	0.64%	0.39%	0.32%
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	9.26%	9.24%	9.53%	10.75%	11.08%
Tier 1 Leverage Capital Ratio (Bank)	9.09	9.06	8.99	9.33	9.31
Common Equity Tier 1 Capital Ratio (Bank)	13.29	13.79	13.80	12.41	13.24
Tier 1 Risk-Based Capital Ratio (Bank)	13.29	13.79	13.80	12.41	13.24
Total Capital Ratio (Bank)	14.54	15.04	15.05	13.64	14.49

(1) Annualized
(2) Net interest margin is net interest income divided by total average interest-earning assets, annualized.
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	Three Months Ended December 31, 2020 Unaudited	Three Months Ended December 31, 2019 Unaudited	Year Ended December 31, 2020 Audited	Year Ended December 31, 2019
Interest income:				
Loans	$ 5,541	$ 4,237	$ 19,915	$ 16,188
Securities	270	342	1,394	1,309
Other	39	378	375	1,489
Total interest income	5,850	4,957	21,684	18,986
Interest expense:				
Deposits	628	962	2,973	3,560
Other borrowings	-	4	31	9
Total interest expense	628	966	3,004	3,569
Net interest income	5,222	3,991	18,680	15,417
Provision for loan losses	365	546	2,850	1,131
Net interest income after provision for loan losses	4,857	3,445	15,830	14,286
Noninterest income:				
Service charges and fees on deposit accounts	57	75	213	288
Debit card/ATM revenue, net	102	60	352	252
Mortgage banking revenue, net	265	213	855	667
Income from bank-owned life insurance	64	42	184	178
Gain on sale of securities available for sale	-	-	-	7
Other income	44	38	278	142
Total noninterest income	532	428	1,882	1,534
Noninterest expense:				
Salaries and employee benefits	2,125	1,384	6,786	6,095
Occupancy and equipment	378	330	1,474	1,405
Professional fees	101	112	364	374
Marketing	143	178	541	743
FDIC assessment	44	26	231	119
Software maintenance, amortization and other	226	185	825	692
Other	437	454	1,738	1,758
Total noninterest expense	3,454	2,669	11,959	11,186
Earnings before income taxes	1,935	1,204	5,753	4,634
Income taxes	394	257	1,295	1,092
Net earnings	$ 1,541	$ 947	$ 4,458	$ 3,542
Earnings per common share:				
Basic	$ 0.50	$ 0.29	$ 1.42	$ 1.12
Diluted	0.50	0.29	1.42	1.12
Cash dividends per common share(1)	-	-	0.12	0.12

(1) Annual cash dividends were paid during the first quarters of 2020 and 2019.

Condensed Consolidated Balance Sheets

(in thousands)

	4Q'20 (Unaudited)	3Q'20 (Unaudited)	2Q'20 (Unaudited)	1Q'20 (Unaudited)	4Q'19 (Audited)
Assets					
Cash & cash equivalents	$ 68,985	$ 56,004	$ 62,307	$ 72,677	$ 75,082
Debt securities available for sale	61,879	61,060	66,898	70,976	61,333
Loans, held for sale	13,593	14,900	8,949	8,946	6,193
Loans, net	476,661	465,642	442,574	362,436	337,710
Federal Home Loan Bank stock	493	493	493	493	404
Premises & equipment, net	8,248	8,210	8,187	8,072	7,744
Right of use lease asset	3,466	3,517	3,568	3,619	3,669
Accrued interest receivable	1,960	1,879	1,723	1,273	1,137
Bank-owned life insurance	10,685	6,621	6,581	6,541	6,501
Other real estate owned	-	234	234	234	-
Other assets	1,324	2,103	658	850	1,088
Total Assets	$ 647,294	$ 620,663	$ 602,172	$ 536,117	$ 500,861
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 162,013	$ 150,494	$ 146,542	$ 106,176	$ 96,807
Savings, NOW and money-market deposits	362,147	340,931	323,523	297,991	272,283
Time deposits	56,432	63,822	66,449	70,116	69,174
Total Deposits	580,592	555,247	536,514	474,283	438,264
Other borrowings	-	-	-	-	1,254
Official checks	1,109	1,577	3,373	1,391	606
Operating lease liability	3,580	3,625	3,669	3,714	3,758
Other liabilities	1,758	1,563	1,584	1,038	1,111
Total Liabilities	587,039	562,012	545,140	480,426	444,993
Total Stockholders' Equity	60,255	58,651	57,032	55,691	55,868
Total Liabilities and Stockholders' Equity	$ 647,294	$ 620,663	$ 602,172	$ 536,117	$ 500,861

Earnings Average Balance Sheets

(dollars in thousands)

	4Q'20			3Q'20			4Q'19		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 477,570	$ 5,445	4.56%	$ 459,984	$ 5,000	4.35%	$ 329,980	$ 4,160	5.04%
Loans held for sale	11,788	96	3.26	11,624	101	3.48	7,026	77	4.38
Debt securities available for sale	60,774	270	1.78	64,032	311	1.94	57,203	342	2.39
Other(2)	59,366	39	0.26	60,729	43	0.28	81,169	378	1.86
Total interest-earning assets	609,498	$ 5,850	3.84%	596,369	$ 5,455	3.66%	475,378	$ 4,957	4.17%
Noninterest-earning assets	25,629			22,485			26,500		
Total assets	$ 635,127			$ 618,854			$ 501,878		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 349,699	$ 396	0.45%	$ 336,751	$ 420	0.50%	$ 274,903	$ 617	0.90%
Time deposits	61,199	232	1.52	64,967	290	1.79	64,305	345	2.15
Total interest-bearing deposits	410,898	628	0.61	401,718	710	0.71	339,208	962	1.13
Other borrowings	-	-	-	-	-	-	1,307	4	1.22
Total interest-bearing liabilities	410,898	628	0.61%	401,718	710	0.71%	340,515	966	1.13%
Noninterest-bearing deposits	158,829			152,026			100,151		
Noninterest-bearing liabilities	6,372			7,431			5,872		
Stockholders' equity	59,028			57,679			55,340		
Total liabilities and stockholders' equity	$ 635,127			$ 618,854			$ 501,878		
Net earning assets	$ 198,600			$ 194,651			$ 134,863		
Net interest income		$ 5,222			$ 4,745			$ 3,991	
Interest rate spread (3)			3.23%			2.95%			3.04%
Net interest margin (4)			3.43%			3.18%			3.36%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities.
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized.
(5) Annualized

Earnings Average Balance Sheets (YTD)

(dollars in thousands)

	For the Year Ended December 31,					
	2020			2019		
(dollars in thousands)	Average Balance	Interest and Dividends	Yield/ Rate	Average Balance	Interest and Dividends	Yield/ Rate
Interest-earning assets:						
Loans(1)	$ 429,802	$ 19,553	4.55%	$ 309,350	$ 15,884	5.13%
Loans held for sale	9,823	362	3.69	6,677	304	4.55
Securities	64,091	1,394	2.18	51,951	1,309	2.52
Other(2)	67,825	375	0.55	64,058	1,489	2.32
Total interest-earning assets	571,541	$ 21,684	3.79%	432,036	$ 18,986	4.39%
Noninterest-earning assets	23,822			24,761		
Total assets	$ 595,363			$ 456,797		
Interest-bearing liabilities:						
Savings, NOW and money-market deposits	$ 318,869	$ 1,770	0.56%	$ 254,287	$ 2,445	0.96%
Time deposits	65,825	1,203	1.83	52,962	1,115	2.11
Total interest-bearing deposits	384,694	2,973	0.77	307,249	3,560	1.16
Other borrowings	8,553	31	0.36	653	9	1.38
Total interest-bearing liabilities	393,247	$ 3,004	0.76%	307,902	$ 3,569	1.16%
Noninterest-bearing deposits	137,833			91,016		
Noninterest-bearing liabilities	6,897			4,707		
Stockholders' equity	57,386			53,172		
Total liabilities and stockholders' equity	$ 595,363			$ 456,797		
Net earning assets	$ 178,294			$ 124,134		
Net interest income		$ 18,680			$ 15,417	
Interest rate spread(3)			3.02%			3.23%
Net interest margin(4)			3.27%			3.57%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits, and FHLB stock
(3) Interest rate spread is the difference between the total interesdt-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets